                                              Pursuant to Rule No. 497(d)
                                              Registration No. 333-31247


                           DIAMONDS Trust, Series I
                           (A Unit Investment Trust)

                        SUPPLEMENT DATED MARCH 27, 2000
                     TO PROSPECTUS DATED FEBRUARY 28, 2000

  Effective March 1, 2000, the Trustee has agreed to contractually reduce, on a permanent basis, the Trustee Fees. The "Estimated Trust Annual Ordinary Op-erating Expenses" table on page A-4 is hereby revised to indicate that the Trustee's Fee is reduced from 0.1460 % of average daily net assets to 0.0963 % of average daily net assets.

  As a result of this fee reduction, the "Trustee Fee Scale" table on page B-58 is hereby revised as follows:

                               TRUSTEE FEE SCALE

Net Asset Value of the
Trust                       Fee as a Percentage of Net Asset Value of the Trust
----------------------   ----------------------------------------------------------
$0-$499,999,999......... 10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000-
 $2,499,999,999.........  8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 and
 above..................  6/100 of 1% per annum plus or minus the Adjustment Amount